Exhibit 4.1

COMMON SHARES $.01 PAR VALUE PER SHARE COMMON SHARES $.01 PAR VALUE PER SHARE SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION A MARYLAND REAL ESTATE INVESTMENT TRUST CUSIP81721M109 THIS CERTIFIES THAT SPECIMEN is the registered holder of FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST IN SENIOR HOUSING PROPERTIES TRUST a Maryland real estate investment trust (the “Trust”), transferable on the books of the Trust by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust and any amendments thereto. The holder of this Certificate and every transferee or assignee hereof by accepting or holding the same agrees to be bound by all of the provisions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Trust has caused this Certificate to be executed on its behalf by its duly authorized officers. Dated: PRESIDENT AND CHIEF OPERATING G OFFICER TREASURER AND CHIEF FINANCIAL OFFICER THE DECLARATION OF TRUST PROVIDES THAT THE NAME “SENIOR HOUSING PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, COLLECTIVELY AS TRUSTEES, BUT NOT Individually OR PERSONALLY, AND NO TRUSTEE, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, IN CONNECTION WITH THIS INSTRUMENT. ALL PERSONS DEALING WITH THE TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR PAYMENT OF ANY SUM OR PERFORMANCE OF ANY OBLIGATION. AMERICAN FINANCIAL PRINTING INCORPORATED - -MINNEAPOLIS COUNTERSIGNED AND REGISTERED WELLS FARGO BANK, N.A. BY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

SENIOR HOUSING PROPERTIES TRUST IMPORTANT NOTICE PURSUANT AND SUBJECT TO THE TERMS OF THE TRUST’S DECLARATION OF TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO (THE “DECLARATION”), IS ON FILE WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, THE TRUST HAS THE AUTHORITY TO CREATE ONE OR MORE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES. THE TRUST WILL FURNISH A FULL STATEMENT OF (i) THE AUTHORITY OF THE TRUST TO CREATE ADDITIONAL CLASSES OR SERIES S OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES, (ii) THE TERMS OF ANY EXISTING CLASS OR SERIES OF SHARES, AND (iii) SUCH OTHER INFORMATION AS IS REQUIRED BY SECTION 8-203(d) OF THE MARYLAND REIT LAW, WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE TRUST. THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER WHICH ARE OR MAY HEREAFTER BE CONTAINED IN THE DECLARATION OR IN THE BYLAWS OF THE TRUST, AS AMENDED FROM TIME TO TIME (THE “BYLAWS”), INCLUDING PROVISIONS WHICH PROHIBIT THE OWNERSHIP OF MORE THAN 9.8% OF THE TRUST’S COMMON SHARES OR SECURITIES BY ANY PERSON OR GROUP. THIS DESCRIPTION OF THE RESTRICTIONS UPON OWNERSHIP OR TRANSFER OF THE TRUST’S COMMON SHARES OR SECURITIES IS NOT COMPLETE. A MORE COMPLETE DESCRIPTION OF THESE RESTRICTIONS APPEARS IN THE DECLARATION OR BYLAWS, AS APPLICABLE, COPIES OF WHICH WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE TRUST. THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF MARCH 10, 2004 BETWEEN THE TRUST AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SUCCESSOR RIGHTS AGENT AND ANY AMENDMENTS OR RENEWALS THEREOF (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND COPY WHICH IS ON FILE AT THE APPROVAL OFFICES OF THE TRUST. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHT AGREEMENT SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER EVIDENCED BY THIS CERTIFICATE. THE TRUST WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED (AS SUCH TERMS IS DEFINED IN THE RIGHTS AGREEMENT) BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON, OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UTMA — (Cust) Custodian — (Minor) TEN ENT — as tenants by entireties under Uniform Transfers to Minors JTTEN - as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint, (Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises. Dated XX       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A Financial. INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTIClPANTIN THE NEW YORK STOCK EXCHANGE,INC.MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BEDATED. GUARANTEES BY A NOTARY PUBIC ARE NOT ACCEPTABLE.